SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2003
                                                         -----------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


                   1-8022                           62-1051971
                   ------                           ----------
                 (Commission                     (I.R.S. Employer
                   File No.)                     Identification No.)


              500 Water Street, 15th Floor, Jacksonville, FL 32202
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (904) 359-3200
                                 --------------


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ITEM 5.  OTHER EVENTS

         On November 10, 2003, CSX Corporation issued a press release announcing streamlining of management structure, which is filed as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report.

         99.1 Press Release of November 10, 2003 from CSX Corporation.




                                    Signature

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CSX CORPORATION

                                     By:  /s/ CAROLYN T. SIZEMORE
                                         -------------------------
                                         Carolyn T. Sizemore
                                         Vice President and Controller
                                         (Principal Accounting Officer)


Date:  November 10, 2003